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                             SECURITY AGREEMENT
                           (PARTNERSHIP INTEREST)

     THIS SECURITY AGREEMENT is entered into on June 23, 1998 between Congress Financial Corporation (Western) ("Secured Party") and XIT Corporation ("Pledgor") in connection with that certain Loan and Security Agreement of even date between Secured Party as lender and Pledgor, Microtel International, Inc., CXR Telcom Corporation and Hycomp, Inc., as borrowers (the "Loan Agreement").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   SECURITY INTEREST.

          1.1 GRANT OF SECURITY INTEREST. Pledgor hereby pledges to Secured Party and grants Secured Party a security interest in all of the following, whether now owned or hereafter acquired (collectively, the "Collateral"):

          (a) All of Pledgor's present and future interest in Capital Source Partners, a Real Estate Partnership, a California general partnership (the "Partnership"), including without limitation Pledgor's existing partnership interest in the Partnership and all of Pledgor's present and future interest in the capital, profits, income and distributions of the Partnership (collectively, the "Partnership Interest"); and

          (b) All rights to, and in connection with, the Security Loan (as defined in Section 5.1(c) of the Partnership Agreement) (the "Security Loan"); and

           (c) All payments on and with respect to, and all proceeds of, the Partnership Interest and the Security Loan, including without limitation all money, accounts, deposit accounts, chattel paper, documents, notes, drafts, instruments, contract rights, general intangibles, equipment, inventory, goods, insurance proceeds and all other tangible and intangible property resulting from the sale, collection upon, distribution or payment on account of, or other disposition of, the Partnership Interest or the Security Loan (collectively, "Partnership Proceeds"); and

           (d) All present and future books, records, data and other documentation, relating to the Partnership or the Partnership Interest, including without limitation all reports and financial statements;

TO SECURE the payment and performance of all debts, duties, obligations, liabilities, representations, warranties and guaranties of Pledgor to Secured Party, heretofore, now, or hereafter made, incurred or created, of every kind and nature (collectively, the "Obligations"), including, but not limited to, those arising under the Loan Agreement or any other documents relating thereto. (The foregoing documents and agreements, the Loan Agreement, this Agreement, and all other present and future instruments and agreements between Pledgor and Secured Party are referred to in this Agreement as the "Loan Documents.")

          1.2 DISTRIBUTIONS. From and after the date of this Agreement, Pledgor shall remit to Secured Party all Partnership Proceeds received by Pledgor, to be applied to the Revolving Loans (as defined in the Loan Agreement), whether or not any Event of Default has


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occurred. (As used in this Agreement, "Obligor" shall mean the Partnership and all other persons who now are or hereafter become in any way obligated, liable or responsible for any payment or other distribution of any kind on account of the Partnership Interest, or for any other payment of Partnership Proceeds.) All Partnership Proceeds actually received by Secured Party in cash shall be applied to the Revolving Loans. Pledgor shall not commingle such Partnership Proceeds with any of Pledgor's other funds or property; and shall hold such Partnership Proceeds separate and apart from Pledgor's other funds and property in an express trust for Secured Party until paid or delivered to Secured Party.

          1.3 NOTICE TO OBLIGORS OF SECURITY INTEREST. Concurrently with Pledgor's execution of this Agreement, Pledgor shall (a) send a notice to the Partnership stating that Pledgor has granted a security interest in the Collateral to Secured Party; (b) cause the Partnership to provide Secured Party with a written agreement, satisfactory to Secured Party in form and substance, in which the Partnership agrees to (i) pay or deliver all Partnership Proceeds directly to Secured Party from and after the date written notice of an Event of Default is given to the Partnership by Secured Party; and (ii) allow Secured Party to make any capital or other contributions or payments (collectively "Subsequent Contributions") on behalf of Pledgor should Secured Party desire to do so, in its sole discretion. From time to time upon Secured Party's request, Pledgor shall give written notice to any or all Obligors containing such additional information and instructions concerning Secured Party's rights under this Agreement as may be specified by Secured Party. The notices referred to in this Section shall be in such form as Secured Party shall specify. From time to time and without notice to Pledgor, Secured Party shall have the right to give notice to any Obligor containing such information and instructions concerning Secured Party's rights under this Agreement as Secured Party determines to be necessary or appropriate.

          1.4 RIGHT TO CURE DEFAULTS. If Pledgor fails to perform any of its obligations under the Partnership Agreement, Secured Party, at its option and in its sole and absolute discretion, shall have the right, but not the obligation, to pay or perform any or all of such obligations in such manner and to such extent as Secured Party determines to be necessary or appropriate to preserve or protect Secured Party's security interest in the Collateral. Pledgor shall provide Secured Party with copies of all notices to Pledgor from the Partnership or from the general partners of the Partnership within two business days after Pledgor's receipt of each such notice, including copies of all notices requesting payment of any Subsequent Contribution. All costs and expenses, including attorneys' fees and the amount of any Subsequent Contribution made by Secured Party on Pledgor's behalf, incurred by Secured Party in connection with the payment or performance of such obligations or any Subsequent Contribution shall be payable by Pledgor to Secured Party on Secured Party's demand, shall bear interest at the highest rate applicable to the Obligations from the date of expenditure, and shall be secured by the Collateral. Nothing contained in this Agreement shall be construed to obligate Secured Party to make all or part of any Subsequent Contribution or to pay or perform any of Pledgor's obligations under the Partnership Agreement, and no election by Secured Party to do so in any instance shall obligate Secured Party to do so in any other instance, nor shall it constitute a waiver of the Pledgor's default or of Secured Party's other rights and remedies.

          1.5 NO LIABILITY BY SECURED PARTY. Nothing contained in this Agreement shall render Secured Party directly or indirectly liable or responsible to Pledgor, the Partnership, or any other person for (a) the control, operation, or management of the Partnership, (b) the performance or observance of any or all of Pledgor's duties, obligations, representations, or warranties as a


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partner under the Partnership Agreement or any other agreement or document relating to any or all of the Collateral, or (c) any failure or delay by Secured Party in enforcing or collecting any payment or distribution of any Partnership Proceeds. Secured Party shall have no duty to make any inquiry as to the sufficiency of any Partnership Proceeds received by Secured Party or to collect the same.

     2.   PLEDGOR'S COVENANTS.

          2.1 PLEDGOR'S PARTNERSHIP OBLIGATIONS. Pledgor shall at all times perform and discharge all obligations of Pledgor under the Partnership Agreement in accordance with the terms thereof. Pledgor shall not enter into any amendment or supplement to the Partnership Agreement, nor waive or modify any rights thereunder, nor exercise any voting or other rights or options thereunder, without Secured Party's prior written consent, which shall not be unreasonably withheld. After the occurrence of any Event of Default, Secured Party shall have the right (but not the obligation) to enter into any amendment or supplement to the Partnership Agreement on behalf of Pledgor, waive or modify any rights of Pledgor thereunder, and exercise any voting or other rights or options of Pledgor thereunder.

          2.2 INSPECTION. Secured Party and its representatives shall have access to all of Pledgor's books and records included in or relating to the Collateral, at all reasonable times, for the purposes of examination, inspection, verification, copying and for any other reasonable purpose.

          2.3 REPORTS. Pledgor shall deliver to Secured Party copies of all financial statements, reports and other information concerning the Partnership and the business and affairs of the Partnership received by Pledgor from time to time within ten (10) days after Pledgor's receipt of each such item. From time to time upon Secured Party's request, Pledgor shall deliver to Secured Party such reports and information concerning the Partnership Interest and the business and affairs of Pledgor as Secured Party may reasonably request. Such reports shall be in such form, for such periods, contain such information, and shall be rendered with such frequency as Secured Party may designate. All reports and information provided to Secured Party by Pledgor shall be complete and accurate in all respects at the time provided.

          2.4 NOTICE OF ADVERSE CLAIMS. Pledgor shall immediately notify Secured Party in writing of (a) any claim, demand, right, lien, security interest or encumbrance arising with respect to any or all of the Collateral;
(b) any material adverse change in the value of the Collateral and any other occurrence which may materially and adversely affect Secured Party's security interest in the Collateral; and (c) any event or condition which constitutes an Event of Default under this Agreement.

          2.5 FURTHER ASSURANCES. Pledgor shall take all actions which may be reasonably necessary or appropriate to maintain, preserve, protect, and defend the Collateral and Secured Party's security interest therein, including all such actions as may be requested by Secured Party. Upon Secured Party's request, Pledgor shall execute and deliver to Secured Party such further documents and agreements, in form and substance satisfactory to Secured Party, as Secured Party may require to effectuate this Agreement or to evidence, perfect, maintain, preserve or protect Secured Party's first-priority security interest in the Collateral.

          2.6 LITIGATION COOPERATION. If any suit, action or proceeding is instituted by or against Secured Party with respect to any or all of the Collateral by any third person, Pledgor,


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at such times and in such manner as may be designated by Secured Party, shall fully cooperate with Secured Party and make itself and its employees and agents available to Secured Party in order to prosecute or defend any such suit, action or proceeding.

          2.7 NEGATIVE COVENANTS. Without Secured Party's prior written consent, Pledgor shall not take any of the following actions: (a) sell, lease, transfer, assign, pledge, mortgage, encumber, hypothecate or otherwise dispose of or abandon any or all of the Collateral; or (b) cause or permit any or all of the Collateral to be subject to any lien, security interest, mortgage, pledge, or encumbrance, except for the security interest granted to Secured Party under this Agreement.

      3. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Secured Party that: (a) The sole Partnership Agreement of the Partnership is the Partnership Agreement dated 1996 (but undated as to month and day) (the "Partnership Agreement"), Pledgor has delivered true and correct copies of the Partnership Agreement to Secured Party, the Partnership Agreement sets forth the entirety of the agreement among the partners and any of them relating to the Partnership and is presently in full force and effect; (b) Pledgor has an undivided interest in the capital, profits, income and distributions of the Partnership, as set forth in the Partnership Agreement; (c) Pledgor is not in default in the performance or payment of any of his obligations under the Partnership Agreement; (d) all financial statements and other information provided by Pledgor to Secured Party concerning the Partnership have been true and correct; (e) to the best of Pledgor's knowledge there is no litigation pending or threatened against the Partnership or relating to the Partnership;
(e) No consent of any other person and no consent, approval, authorization or other action by, or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery and performance of Pledgor's obligations under this Agreement; (f) Pledgor is the sole owner of, and has good and marketable title to, the Partnership Interest and all other Collateral, and the Partnership Interest and other Collateral is held free and clear and shall at all times remain free and clear of all claims, demands, rights, liens, security interests and encumbrances, other than the security interest granted to Secured Party under this Agreement; (g) Pledgor's execution of this Agreement and the performance of his obligations hereunder will not result in a breach or violation of any law, governmental rule or regulation, judgment, writ, injunction, decree or order of any court or governmental authority relating to Pledgor or the Collateral, or the Partnership Agreement, or any agreement to which Pledgor is a party or by which Pledgor is bound; and (h) There is no fact which Pledgor has failed to disclose to Secured Party in writing which may materially and adversely affect the properties, business, prospects, profits, or condition of Pledgor or any of the Collateral, or may be necessary to disclose in order to keep the representations and warranties made to Secured Party from being misleading.

     4.   EVENTS OF DEFAULT; REMEDIES.

          4.1 EVENTS OF DEFAULT. If any one or more of the following events shall occur, any such event shall constitute an Event of Default and Pledgor shall provide Secured Party with immediate notice thereof: Any Event of Default under, or as defined in, the Loan Agreement or any other Loan Document shall occur.

          4.2. REMEDIES. If an Event of Default shall occur, Pledgor shall give immediate written notice thereof to Secured Party. Upon the occurrence of an Event of Default, and at any time thereafter, Secured Party shall have the right, without notice to or demand upon Pledgor, to exercise any one or more of the following remedies: collect all Partnership Proceeds


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and apply them to the Obligations in such order as Secured Party shall determine in its sole discretion; sell or otherwise dispose of the Collateral, at a public or private sale, for cash, or other property, or on credit, with the authority to adjourn or postpone any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Secured Party may directly or through any affiliate purchase the Collateral, at any such public disposition, and if permissible under applicable law, at any private disposition. Pledgor and Secured Party hereby agree that it shall conclusively be deemed commercially reasonable for Secured Party, in connection with any sale or disposition of the Collateral, to impose restrictions and conditions as to the investment intent of a purchaser or bidder, the ability of a purchaser or bidder to bear the economic risk of an investment in the Collateral, the knowledge and experience in business and financial matters of a purchaser or bidder, the access of a purchaser or bidder to information concerning the Partnership, as well as legend conditions and stop transfer instructions restricting subsequent transfer of the Collateral, and any other restrictions or conditions which Secured Party believes to be necessary or advisable in order to comply with any state or federal securities or other laws. Pledgor acknowledges that the foregoing restrictions may result in fewer proceeds being received upon such sale then would otherwise be the case. Pledgor hereby agrees to provide to Secured Party any and all information required by Secured Party in connection with any sales of Collateral by Secured Party hereunder. Any and all attorneys' fees, expenses, costs, liabilities and obligations incurred by Secured Party in connection with the foregoing shall be added to and become a part of the Obligations and shall be due from Pledgor to Secured Party upon demand.

          4.3. LIABILITY FOR DEFICIENCY. Pledgor shall at all times remain liable for any deficiency remaining on the Obligations after any disposition of any or all of the Collateral and after Secured Party's application of any proceeds to the Obligations.

     5. REMEDIES, CUMULATIVE; NO WAIVER. The failure of Secured Party to enforce any of the provisions of this Agreement at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to Secured Party by law.

     6. TERM. This Agreement and Secured Party's rights hereunder shall continue in full force and effect until all of the Obligations have been fully paid, performed and discharged and the Loan Agreement and all other Loan Documents have been terminated.

     7. POWER OF ATTORNEY. Pledgor irrevocably appoints Secured Party as the attorney in fact of Pledgor, with full power of substitution, coupled with an interest, with full power, in Secured Party's own name or in the name of Pledgor, to execute and deliver all documents and instruments and take all actions as Secured Party shall, in its discretion, deem necessary or advisable in order to carry out the provisions or intent of this Agreement.

     8. RELATIONSHIP OF PARTIES. Nothing contained in this Agreement constitutes or shall be construed as (a) the formation of a partnership or joint venture between Secured Party and Pledgor or any other person; or (b) the creation of any confidential or fiduciary relationship of any kind between Secured Party and Pledgor or any other Person. Secured Party shall not be deemed to be a partner, joint venturer, trustee, or fiduciary with respect to Pledgor or any other person as a result of this Agreement or the transactions contemplated hereby. Pledgor acknowledges and agrees that Secured Party has at all times acted only as a lender. Pledgor shall


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at all times have the right to determine and follow its own policies and practices in the conduct of its business, subject to the terms and conditions of this Agreement.

     9. INDEMNIFICATION. Pledgor shall indemnify and hold Secured Party and its agents, employees, officers, directors, attorneys, representatives, affiliates, successors and assigns harmless from and against any and all claims, demands, damages, liabilities, actions, causes of action, suits, costs and expenses, including without limitation reasonable attorney's fees and costs, arising out of or relating to Pledgor's breach of any of his obligations or warranties under this Agreement or any other Loan Document, or any other act or omission by Pledgor, or Secured Party's exercise of any or all of Secured Party's rights or remedies under this Agreement or any other Loan Document.

     10. ATTORNEYS' FEES. Upon Secured Party's demand, Pledgor shall reimburse Secured Party for all reasonable costs and expenses, including reasonable attorney's fees and costs, which are incurred by Secured Party, whether before or after any Event of Default, in connection with any or all of the following:
(a) the exercise of any or all of Secured Party's rights and remedies under this Agreement or any other Loan Document, whether or not any legal proceedings are instituted by Secured Party; (b) the protection, preservation, management, operation, or maintenance of any or all of the Collateral; (c) the sale or disposition of any or all of the Collateral; (d) any suit, action, or proceeding relating to Pledgor or the Collateral, or any of the Loan Documents, including without limitation any action for relief from the automatic stay arising under Bankruptcy Code Section362(a). Pledgor's obligation to reimburse Secured Party under this Section shall include payment of interest on all amounts expended by Secured Party from the date of expenditure at the highest rate of interest applicable to any of the Obligations.

     11. GENERAL PROVISIONS. This Agreement and the Loan Documents are the entire and only agreements between Pledgor and Secured Party with respect to the subject matter hereof, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, with respect to the subject matter hereof, which are not set forth herein or therein, are superseded hereby. All rights and remedies under this Agreement, the Loan Agreement and the other Loan Documents are cumulative, and nothing in this Agreement limits any of the terms or provisions of the Loan Agreement or the other Loan Documents. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Pledgor and Secured Party. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by Secured Party and its successors and assigns and shall be binding upon Pledgor and its successors and assigns; provided that Pledgor may not transfer any of its rights hereunder without the prior written consent of Secured Party. Paragraph headings are used herein for convenience only. Pledgor acknowledges that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws (and not conflict of laws rules) of the State of California. Pledgor hereby agrees that all actions or proceedings relating directly or indirectly hereto may, at the option of Secured Party, be litigated in courts located within said State, and Pledgor hereby expressly consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or by certified or registered mailing directed to Pledgor at its last address known to Secured Party.

     12. MUTUAL WAIVER OF RIGHT TO JURY TRIAL AND OTHER WAIVERS. SECURED PARTY AND PLEDGOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY

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ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO:
(I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SECURED PARTY AND PLEDGOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SECURED PARTY OR PLEDGOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SECURED PARTY OR PLEDGOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. Pledgor hereby waives: presentment for payment, demand, protest, and notice thereof as to any instrument, and all other notices and demands to which Pledgor might be entitled. Pledgor further waives the benefit of all statutes of limitations.

     IN WITNESS WHEREOF, the undersigned have executed this Pledge Agreement on the date first above written.


Pledgor:                                Secured Party:

XIT Corporation                         Congress Financial Corporation (Western)

By                                      By
   -------------------------               -------------------------

Title                                   Title
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